                               Managed Municipals
                                Portfolio II Inc.

                                 ANNUAL REPORT

                                 August 31, 1997

                                   [GRAPHIC]

                               Managed Municipals
                                Portfolio II Inc.

--------------------------------------------------------------------------------
                                 AUGUST 31, 1997
--------------------------------------------------------------------------------

      Dear Shareholder:

      We are pleased to provide the annual report for the Managed Municipals Portfolio II Inc. ("Portfolio") for the year ended August 31, 1997. During the past year, the Portfolio distributed income dividends totaling $0.66 per share and a capital gain dividend of $0.28. The table below shows the annualized distribution rates and twelve-month total returns based on the Portfolio's August 31, 1997 net asset value (NAV) per share and its New York Stock Exchange
(NYSE) closing price:

         Price                  Annualized                Twelve-Month
       Per Share             Distribution Rate*           Total Return
       ---------             ------------------           ------------
      $12.15 (NAV)                5.53%                      9.86%
      $11.688 (NYSE)              5.75%                      7.75%

      In comparison, general closed-end muncipal bond funds posted an average total return on NAV of 10.58% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is a major fund-tracking organization.)

MUNICIPAL BOND MARKET UPDATE

      The past fiscal year in the municipal bond market can be described in three phases. The first phase was a meaningful rally that began late summer 1996 and culminated in Federal Reserve Board ("Fed") Chairman Alan Greenspan's "irrational exuberance" speech in early December. The second phase was a notable increase in rates because of subsequent fears of a major Fed rate action. The final phase, culminating in today's market, is one in which rates are back to the levels present before the Fed chairman's speech. We believe that today's municipal bond prices are quite appropriate, given the low inflation that continues to be evident.

----------
* This distribution rate assumes monthly dividends at the current rate of $0.056 per share for twelve months.


====================================   1   =====================================

INVESTMENT STRATEGY

      The Portfolio continues its investment strategy of selecting coupons and maturities that should benefit the most from a further decline in long-term interest rates. The Portfolio's average weighted maturity is approximately 23 years. In addition, in every market downturn we have sought out coupons that would benefit from further drops in interest rates.

      As of this report, the 30-year U.S. Treasury bond yield is approximately 6.7%, and it could decline to 6% in the near future if inflation remains at today's low levels. Given our expectations for a continued moderate U.S. economy, we continue to emphasize longer-term, deeper-discount bonds with very high credit quality.

      As of August 31, 1997, approximately 82.4% of the Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Corporation or Moody's Investors Service Inc., with about 45.0% of the Portfolio invested in AAA/Aaa bonds, the highest possible rating. (Standard & Poor's and Moody's are two major credit reporting and bond rating agencies.) The Portfolio's largest holdings are concentrated in transportation bonds (22.8%), water/sewer bonds (11.4%), general obligation bonds (10.1%) and housing bonds (8.2%).

MUNICIPAL BOND MARKET OUTLOOK

      Going forward, we expect a drop in long-term rates, probably sooner rather than later. The inflation rate is still key for us, and until we begin to see that deteriorate we will continue to maintain our positive outlook on municipal bonds.

      Municipal bonds have continued to be in tight supply, and there is little reason to believe there is a major supply spike on the horizon. Municipals have outperformed the taxable bond market in the past year and will be likely to continue to do so in the near future. In our view, the municipal bond market at today's levels is very competitively priced and should provide investors with attractive after-tax yields. Furthermore, municipal bonds may have some capital appreciation possibilities if the inflation numbers continue on today's steady path.


====================================   2   =====================================

      In closing, thank you for investing in the Managed Municipals Portfolio II Inc. We look forward to continuing to help you pursue your financial goals.


Sincerely,


/s/Heath B. McLendon                /s/Joseph P. Deane
Heath B. McLendon                   Joseph P. Deane
Chairman                            Vice President and
                                    Investment Officer

September 24, 1997


====================================   3   =====================================

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                                 August 31, 1997
--------------------------------------------------------------------------------

  Face
 Amount       Ratings                       Security                                              Value
==========================================================================================================
Alaska -- 3.7%
$   2,895,000   A2*     Alaska Industrial Development & Export
                          Authority, Series A, 6.500% due 4/1/14 (a)                           $ 3,025,275
    2,000,000   AA      Valdez, AK Marine Term Revenue, (BP Pipelines
                          Inc. Project), Series A, 5.850% due 8/1/25                             2,012,500
----------------------------------------------------------------------------------------------------------
                                                                                                 5,037,775
----------------------------------------------------------------------------------------------------------
California -- 7.4%
    1,000,000   AAA     Anaheim, CA Public Financing Authority Lease
                          Revenue, (Public Improvements Project),
                          FSA-Insured, Series A, 5.000% due 3/1/37                                 918,750
    1,000,000   AAA     California State Public Works Board, Lease
                          Revenue, University of California, Series B,
                          AMBAC-Insured, 5.375% due 12/1/19                                        987,500
    5,105,000   AAA     Los Angeles County, CA Metropolitan
                          Transportation Authority, Sales Tax Revenue,
                          Series A, MBIA-Insured, 5.250% due 7/1/18                              4,996,519
    2,500,000   AAA     Metropolitan Water District Southern California
                          Water Works, MBIA-Insured, Series B,
                          4.750% due 7/1/21                                                      2,256,250
    1,000,000   AAA     San Jose, CA Redevelopment Agency, (Tax
                          Revenue Project), MBIA-Insured,
                          5.250% due 8/1/16                                                        986,250
----------------------------------------------------------------------------------------------------------
                                                                                                10,145,269
----------------------------------------------------------------------------------------------------------
Colorado -- 16.9%
    1,000,000   Baa3*   Arapahoe County, CO Capital Improvement
                          Transportation Fund, Highway Revenue,
                          (Pre-Refunded -- Escrowed with
                          U.S. government securities to 8/31/05
                          Call @ 103), 7.000% due 8/31/26 (b)                                    1,176,250
    4,000,000   BBB+    Colorado Springs, CO Airport Revenue,
                          Series A, 7.000% due 1/1/22 (a)(c)                                     4,340,000
   30,000,000   Aaa*    Dawson Ridge, CO Metropolitan District No. 1,
                          Series A, (Escrowed to Maturity with
                          Refco Strips), zero coupon due 10/1/22                                 7,312,500
                        Denver, CO Airport Revenue, Series C:
    3,465,000   Baa1*     6.125% due 11/15/25 (a)(c)                                             3,546,462


                                                SEE NOTES TO
                                                FINANCIAL STATEMENTS.
====================================   4   =====================================

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                           August 31, 1997 (continued)
--------------------------------------------------------------------------------

  Face
 Amount       Ratings                       Security                                              Value
==========================================================================================================
Colorado -- 16.9% (continued)
$   2,785,000   NR        Partially Escrowed to Maturity with
                             U.S. government securities,
                             6.125% due 11/15/25 (a)(c)                                        $ 3,035,650
    4,000,000   AAA     E-470 Public Highway Authority, Colorado
                          Revenue, Series A, MBIA-Insured
                          5.000% due 9/1/21                                                      3,745,000
----------------------------------------------------------------------------------------------------------
                                                                                                23,155,862
----------------------------------------------------------------------------------------------------------
Florida -- 7.8%
    3,500,000   AAA     Dade County, FL Water & Sewer Systems
                          Revenue, FGIC-Insured, 5.250% due 10/1/26                              3,373,125
    1,500,000   BBB-    Martin County, FL IDA, Indiantown Cogeneration,
                          Series A, 7.875% due 12/15/25 (a)                                      1,719,375
    1,000,000   Aaa*    Sarasota County, FL Public Hospital Board
                          Revenue Refunding -- (Sarasota Memorial
                          Hospital Project), Series B, MBIA-Insured,
                          5.375% due 10/1/20                                                       977,500
    4,000,000   NR      Tampa, FL Revenue Bonds, (Florida Aquarium Inc.
                          Project), (Pre-Refunded -- Escrowed with
                          U.S. government securities to 5/1/02
                          Call @ 102), 7.750% due 5/1/27 (b)(c)                                  4,605,000
----------------------------------------------------------------------------------------------------------
                                                                                                10,675,000
----------------------------------------------------------------------------------------------------------
Georgia -- 2.1%
    3,000,000   AAA     Atlanta, GA Water and Sewer Revenue,
                          FGIC-Insured, 5.250% due 1/1/27                                        2,880,000
----------------------------------------------------------------------------------------------------------
Iowa -- 1.2%
    1,500,000   AA-     Dawson, IA IDR, (Cargill Inc. Project),
                          6.500% due 7/15/12                                                     1,614,375
----------------------------------------------------------------------------------------------------------
Maryland -- 0.9%
    4,000,000   NR      Maryland State Energy Financing Administration,
                          Solid Waste Disposal Revenue, (Hagerstown
                          Recycling Project), 9.000% due 10/15/16 (a)                            1,240,000
----------------------------------------------------------------------------------------------------------
Massachusetts -- 4.9%
                        Massachusetts Bay Transportation Authority,
                          Series B:
    1,500,000   AAA          General Transportation Revenue,
                               AMBAC-Insured, 5.375% due 3/1/20                                  1,475,625
    1,000,000   AAA          FSA-Insured, 5.250% due 3/1/26                                        961,250


                                                SEE NOTES TO
                                                FINANCIAL STATEMENTS.
====================================   5   =====================================

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                           August 31, 1997 (continued)
--------------------------------------------------------------------------------

  Face
 Amount       Ratings                       Security                                              Value
==========================================================================================================
Massachusetts -- 4.9% (continued)
$   4,000,000   NR      Massachusetts Solid Waste Disposal,
                          Massachusetts Recycling Association,
                          Series A, 9.000% due 8/1/16 (a)                                       $1,500,000
    1,000,000   AA-     Massachusetts State Port Authority Revenue,
                          Series A, 5.000% due 7/1/27                                              926,250
                        Massachusetts State Water Resource Authority,
                          MBIA-Insured:
    1,000,000   AAA          Series B, 5.000% due 12/1/25                                          931,250
    1,000,000   AAA          Series C, 5.250% due 12/1/20                                          971,250
----------------------------------------------------------------------------------------------------------
                                                                                                 6,765,625
----------------------------------------------------------------------------------------------------------
Michigan -- 5.0%
    1,000,000   NR      Michigan State Strategic Funding, Limited
                          Obligation Revenue, (Blue Water Fiber Project),
                          8.000% due 1/1/12 (a)(d)                                                 670,000
    5,600,000   NR      Midland County, MI Economic Development
                          Corporation, PCR, Limited Obligation,
                          Series B, 9.500% due 7/23/09 (a)(c)                                    6,160,000
----------------------------------------------------------------------------------------------------------
                                                                                                 6,830,000
----------------------------------------------------------------------------------------------------------
Mississippi -- 0.2%
      300,000   P-1*    Jackson County, MS PCR, (Chevron USA Inc.
                          Project), 3.800% due 6/1/23 (e)                                          300,000
----------------------------------------------------------------------------------------------------------
Missouri -- 0.7%
    1,000,000   AAA     Fenton, MO COP (Capital Improvements Project),
                          MBIA-Insured, 5.125% due 9/1/17                                          976,250
----------------------------------------------------------------------------------------------------------
Montana -- 1.4%
    2,000,000   NR      Montana State Board of Investments Resource
                          Recovery, (Yellowstone Energy Project),
                          7.000% due 12/31/19 (a)                                                1,935,000
----------------------------------------------------------------------------------------------------------
Nevada -- 3.8%
    4,650,000   Baa2*   Clark County, NV IDR, Southwest Gas
                          Corporation, 7.500% due 9/1/32 (a)(c)                                  5,144,062
----------------------------------------------------------------------------------------------------------
New Jersey -- 1.7%
      780,000   AAA     Essex County, NJ Improvement Authority Revenue,
                          Utility System (Orange Franchise), Series A,
                          MBIA-Insured, 5.375% due 7/1/18                                          773,175


                                                SEE NOTES TO
                                                FINANCIAL STATEMENTS.
====================================   6   =====================================

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                           August 31, 1997 (continued)
--------------------------------------------------------------------------------

  Face
 Amount       Ratings                       Security                                              Value
==========================================================================================================
New Jersey -- 1.7% (continued)
$   1,500,000   BB      Union County, NJ Utilities Authority,
                          Solid Waste Revenue, Series A,
                          7.200% due 6/15/14 (a)                                                $1,511,250
----------------------------------------------------------------------------------------------------------
                                                                                                 2,284,425
----------------------------------------------------------------------------------------------------------
New York -- 5.7%
    1,000,000   AAA     Metropolitan Transportation Authority,
                          New York Dedicated Tax Fund, Series A,
                          MBIA-Insured, 5.250% due 4/1/26                                          962,500
    1,850,000   A2*     New York City Municipal Water Finance
                           Authority, Water and Sewer Systems Revenue,
                           Series A, 5.125% due 6/15/17                                          1,764,438
                        New York State Dormitory Authority Revenue:
    1,135,000   AAA       Barnard College, AMBAC-Insured,
                             5.250% due 7/1/16                                                   1,115,138
    2,000,000   AAA       Montefiore Medical Center, AMBAC-Insured,
                             5.250% due 2/1/15                                                   1,977,500
    1,000,000   AAA       Municipal Health Facility Improvement,
                             Series A, FSA-Insured, 5.500% due 5/15/16                           1,003,750
    1,000,000   AAA     New York State Medical Care Facilities Finance
                          Agency Revenue, Series F, FGIC-Insured,
                          5.250% due 2/15/19                                                       965,000
----------------------------------------------------------------------------------------------------------
                                                                                                 7,788,326
----------------------------------------------------------------------------------------------------------
North Carolina -- 1.2%
    1,500,000   A*      Coastal Regional Solid Waste Management
                          Disposal Authority, North Carolina Solid
                          Waste Revenue, 6.500% due 6/1/08                                       1,603,125
----------------------------------------------------------------------------------------------------------
Ohio -- 0.9%
    1,220,000   AAA     Ohio State Higher Educational Facility
                          Community Revenue, University of Dayton,
                          AMBAC-Insured, 5.350% due 12/1/17                                      1,215,425
----------------------------------------------------------------------------------------------------------
South Carolina -- 1.6%
    2,120,000   BBB+    Myrtle Beach, SC COP, Myrtle Beach
                          Convention Center, 6.875% due 7/1/07                                   2,263,100
----------------------------------------------------------------------------------------------------------
Texas -- 11.2%
    1,000,000   Aaa*    Azle, TX ISD, PSFG, Series C,
                          5.000% due 2/15/22                                                       937,500


                                                SEE NOTES TO
                                                FINANCIAL STATEMENTS.
====================================   7   =====================================

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                           August 31, 1997 (continued)
--------------------------------------------------------------------------------

  Face
 Amount       Ratings                       Security                                              Value
==========================================================================================================
Texas -- 11.2% (continued)
$   2,500,000   AAA     Bexar County, TX Health Facility Development
                          Revenue (Baptist Health Systems), MBIA-
                          Insured, Series A, 5.250% due 11/15/27                               $ 2,381,250
                        Burleson, TX ISD, GO, PSFG:
      435,000   Aaa*      6.750% due 8/1/24                                                        481,219
    1,065,000   NR        Pre-Refunded -- Escrowed with
                             U.S. government securities to 8/1/06,
                             Call @ 100, 6.750% due 8/1/24 (b)                                   1,222,088
    2,500,000   AA      Harris County, TX (Toll Road Sub Lien),
                          5.125% due 8/15/17                                                     2,412,500
    1,500,000   AAA     Leander, TX ISD, PSFG, 5.625% due 8/15/16                                1,526,250
    2,500,000   AAA     Nueces River Authority, TX Water Supply
                          Facilities, (Corpus Christi Lake Project),
                          FSA-Insured, 5.500% due 3/1/27                                         2,490,625
    3,000,000   AAA     Texas State Turnpike Revenue, George Bush
                          Toll, FGIC-Insured, 5.250% due 1/1/23                                  2,891,250
    1,000,000   AA      Texas State Water Development,
                          5.250% due 8/1/28                                                        967,500
----------------------------------------------------------------------------------------------------------
                                                                                                15,310,182
----------------------------------------------------------------------------------------------------------
Utah -- 2.3%
    3,400,000   A+      Intermountain Power Agency, Utah Power Supply
                          Refunding, Series D, 5.000% due 7/1/21                                 3,174,750
----------------------------------------------------------------------------------------------------------
Virginia -- 9.3%
    2,000,000   AAA     Riverside, VA Regional Jail Facility, Revenue
                          Bonds, MBIA-Insured, 6.000% due 7/1/25                                 2,097,500
    2,000,000   AA      Virginia College Building Authority, VA
                          Educational Facilities Revenue, (21st Century
                          College Program), 5.125% due 8/1/11                                    2,010,000
                        Virginia State Housing Development Authority:
    1,245,000   AA+       Commonwealth Mortgage, Series D,
                             5.700% due 7/1/09                                                   1,285,462
    1,000,000   AAA       Mortgage Housing Revenue, MBIA-Insured,
                             5.600% due 7/1/12                                                   1,037,500
    4,210,000   AA+       Series F, 6.400% due 7/1/17                                            4,420,500
      925,000   AA+       Series K, 5.900% due 11/1/11                                             955,062
    1,000,000   AA      Virginia State Transportation Board, Series A,
                          5.125% due 5/15/21                                                       957,500
----------------------------------------------------------------------------------------------------------
                                                                                                12,763,524
----------------------------------------------------------------------------------------------------------


                                                SEE NOTES TO
                                                FINANCIAL STATEMENTS.
====================================   8   =====================================

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                           August 31, 1997 (continued)
--------------------------------------------------------------------------------

  Face
 Amount       Ratings                       Security                                              Value
==========================================================================================================
Washington -- 4.8%
$  22,685,000   AAA     Chelan County, WA Public Utility
                          District No. 1, Columbia River Rock,
                          MBIA-Insured, zero coupon due 6/1/27                                 $ 4,196,725
    2,500,000   AA+     Washington State GO, Series E,
                          5.000% due 7/1/22                                                      2,337,500
----------------------------------------------------------------------------------------------------------
                                                                                                 6,534,225
----------------------------------------------------------------------------------------------------------
West Virginia -- 1.4%
    4,000,000   NR      Marion County, WV Solid Waste (American
                          Power Paper Recycling Project),
                          7.750% due 12/1/11 (a)(c)(d)                                           2,000,000
----------------------------------------------------------------------------------------------------------
Wisconsin -- 3.9%
                        Wisconsin Housing & Economic Development
                          Authority, Series A:
    2,000,000   AA           Home Ownership Revenue,
                               6.450% due 3/1/17                                                 2,107,500
    1,370,000   A1*          Housing Revenue, 5.650% due 11/1/23                                 1,363,150
                        Wisconsin State Health & Educational Facilities,
                          MBIA-Insured:
    1,000,000   AAA          Aurora Health Care, 5.250% due 8/15/23                                951,250
    1,000,000   AAA          The Medical College of Wisconsin,
                               5.400% due 12/1/16                                                  976,250
----------------------------------------------------------------------------------------------------------
                                                                                                 5,398,150
----------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%                                             ------------
                        (Cost -- $136,836,478**)                                              $137,034,450
                                                                                              ------------
==========================================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(c)   Securities segregated by Custodian for open purchase commitment.
(d)   Security is in default.
(e) Variable rate obligation payable at par on demand on no more than seven days notice.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 11 and 12 for definition of ratings and certain security descriptions.


                                                SEE NOTES TO
                                                FINANCIAL STATEMENTS.
====================================   9   =====================================

--------------------------------------------------------------------------------
                   SUMMARY OF INVESTMENTS BY COMBINED RATINGS
                           August 31, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                Percent of
      Moody's        and/or        Standard & Poor's        Total Investments
================================================================================
       Aaa                               AAA                     45.0%
       Aa                                AA                      16.1
       A                                 A                        8.0
       Baa                               BBB                     13.3
       Ba                                BB                       1.1
       P-1                               A-1                      0.2
       NR                                NR                      16.3
                                                                -----
                                                                100.0%
                                                                =====


====================================   10   ====================================

--------------------------------------------------------------------------------
                                  BOND RATINGS
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds that are rated "AAA" have the highest rating assigned by
            Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds that are rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A        -- Bonds that are rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds that are rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB       -- Bonds that are rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's-- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      -- Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


====================================   11   ====================================

--------------------------------------------------------------------------------
                           SHORT-TERM SECURITY RATINGS
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)sign.

A-2      -- Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG-1   -- Moody's highest rating for issues having a demand feature --
            VRDO.

P-1      -- Moody's highest rating for commerical paper and for VRDO prior to the advent of the VMIG-1 rating.


--------------------------------------------------------------------------------
                              SECURITY DESCRIPTIONS
--------------------------------------------------------------------------------

ABAG     -- Association of Bay Area Governments

AIG      -- American International Guaranty

AMBAC    -- AMBAC Indemnity Corporation

BAN      -- Bond Anticipation Notes

BIG      -- Bond Investors Guaranty

CGIC     -- Capital Guaranty Insurance Company

CHFCLI   -- California Health Facility Construction Loan Insurance

COP      -- Certificate of Participation

EDA      -- Economic Development Authority

ETM      -- Escrowed To Maturity

FAIRS    -- Floating Adjustable Interest Rate Securities

FGIC     -- Financial Guaranty Insurance Company

FHA      -- Federal Housing Administration

FHLMC    -- Federal Home Loan Mortgage Corporation

FNMA     -- Federal National Mortgage Association

FRTC     -- Floating Rate Trust Certificates

FSA      -- Financial Security Assurance

GIC      -- Guaranteed Investment Contract

GNMA     -- Government National Mortgage Association

GO       -- General Obligation

HDC      -- Housing Development Corporation

HFA      -- Housing Finance Authority

IDA      -- Industrial Development Authority

IDB      -- Industrial Development Board

IDR      -- Industrial Development Revenue

IFA      -- Industrial Finance Agency

INFLOS   -- Inverse Floaters

ISD      -- Independent School District

LOC      -- Letter of Credit

MBIA     -- Municipal Bond Investors Assurance Corporation

MVRICS   -- Municipal Variable Rate Inverse Coupon Security

PCR      -- Pollution Control Revenue

PSFG     -- Permanent School Fund Guaranty

RAN      -- Revenue Anticipation Notes

RIBS     -- Residual Interest Bonds

RITES    -- Residual Interest Tax-Exempt Securities

TAN      -- Tax Anticipation Notes

TECP     -- Tax Exempt Commercial Paper

TOB      -- Tender Option Bonds

TRAN     -- Tax and Revenue Anticipation Notes

SYCC     -- Structured Yield Curve Certificate

VA       -- Veterans Administration

VRDD     -- Variable Rate Daily Demand

VRWE     -- Variable Rate Wednesday Demand


====================================   12   ====================================

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                 August 31, 1997
================================================================================
ASSETS:
   Investments, at value (Cost -- $136,836,478)                     $137,034,450
   Receivable for securities sold                                      2,376,250
   Interest receivable                                                 1,818,411
--------------------------------------------------------------------------------
   Total Assets                                                      141,229,111
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                    4,157,239
   Dividends payable                                                     332,230
   Investment advisory fees payable                                       84,491
   Administration fees payable                                            23,812
   Payable to bank                                                        12,983
   Accrued expenses                                                      101,306
--------------------------------------------------------------------------------
   Total Liabilities                                                   4,712,061
--------------------------------------------------------------------------------
Total Net Assets                                                    $136,517,050
================================================================================
NET ASSETS:
   Par value of capital shares                                      $     11,235
   Capital paid in excess of par value                               134,234,852
   Undistributed net investment income                                   177,336
   Accumulated net realized gain from security transactions            1,895,655
   Net unrealized appreciation of investments                            197,972
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $12.15 a share on 11,234,706 shares of $0.001
   par value outstanding; 500,000,000 shares authorized)            $136,517,050
================================================================================


                                                SEE NOTES TO
                                                FINANCIAL STATEMENTS.
====================================   13   ====================================

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                    Year Ended
                                                                      8/31/97
================================================================================
INVESTMENT INCOME:
   Interest                                                       $   8,561,123
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                    946,120
   Administration fees (Note 3)                                         270,320
   Shareholder communications                                           109,941
   Audit and legal                                                       56,264
   Directors' fees                                                       37,594
   Registration fees                                                     24,342
   Shareholder and system servicing fees                                 19,442
   Pricing service fees                                                   7,541
   Custody                                                                6,758
   Other                                                                 12,782
--------------------------------------------------------------------------------
   Total Expenses                                                     1,491,104
--------------------------------------------------------------------------------
Net Investment Income                                                 7,070,019
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                            143,660,664
     Cost of securities sold                                        141,109,705
--------------------------------------------------------------------------------
   Net Realized Gain                                                  2,550,959
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments:
     Beginning of year                                               (2,533,016)
     End of year                                                        197,972
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            2,730,988
--------------------------------------------------------------------------------
Net Gain on Investments                                               5,281,947
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  12,351,966
================================================================================


                                                SEE NOTES TO
                                                FINANCIAL STATEMENTS.
====================================   14   ====================================

--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Year Ended       Year Ended
                                                     8/31/97          8/31/96
================================================================================
OPERATIONS:
   Net investment income                         $   7,070,019    $   7,408,614
   Net realized gain                                 2,550,959        3,856,189
   Increase (decrease) in net
     unrealized appreciation                         2,730,988       (6,183,178)
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations           12,351,966        5,081,625
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                            (7,353,773)      (7,553,614)
   Net realized gains                               (3,125,168)      (1,747,555)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                 (10,478,941)      (9,301,169)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net asset value of shares issued
     for reinvestment of dividends                     214,541             --
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                           214,541             --
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    2,087,566       (4,219,544)
NET ASSETS:
   Beginning of year                               134,429,484      138,649,028
--------------------------------------------------------------------------------
   End of year*                                  $ 136,517,050    $ 134,429,484
================================================================================
*  Includes undistributed net
   investment income of:                         $     177,336    $     461,090
================================================================================


                                                SEE NOTES TO
                                                FINANCIAL STATEMENTS.
====================================   15   ====================================

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      1.    SIGNIFICANT ACCOUNTING POLICIES

      Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1997, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


====================================   16   ====================================

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   (continued)
--------------------------------------------------------------------------------

      2.    EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

      SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney
Inc.

      4.    INVESTMENTS

     For the year ended August 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $133,431,531
--------------------------------------------------------------------------------
Sales                                                               143,660,664
================================================================================

     At August 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  8,003,144
Gross unrealized depreciation                                        (7,805,172)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $    197,972
================================================================================


====================================   17   ====================================

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   (continued)
--------------------------------------------------------------------------------

      5.    FUTURES CONTRACTS

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

      At August 31, 1997, the Fund had no open futures contracts.

      6.    REPURCHASE AGREEMENTS

      The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      7.    CAPITAL SHARES

      During the year ended August 31, 1997, capital stock transactions were as follows:

                                                         Shares          Amount
================================================================================
Shares issued on reinvestment                            18,038         $214,541
================================================================================


====================================   18   ====================================

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                               1997         1996         1995         1994        1993(1)
============================================================================================================
Net Asset Value, Beginning of Year           $  11.98     $  12.36     $  12.15     $  13.37     $  12.00
------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         0.63         0.66         0.69         0.64         0.62
   Net realized and unrealized gain (loss)       0.48        (0.21)        0.32        (0.61)        1.34
------------------------------------------------------------------------------------------------------------
Total Income From Operations                     1.11         0.45         1.01         0.03         1.96
------------------------------------------------------------------------------------------------------------
Offering Costs Credited
   (Charged) to Paid-In Capital                  --           --           --           0.01        (0.04)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.66)       (0.67)       (0.68)       (0.67)       (0.55)
   Net realized gains                           (0.28)       (0.16)       (0.12)       (0.59)        --
------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.94)       (0.83)       (0.80)       (1.26)       (0.55)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  12.15     $  11.98     $  12.36     $  12.15     $  13.37
------------------------------------------------------------------------------------------------------------
Total Return,
   Based on Market Value                         7.75%        7.35%        8.86%        0.72%        9.97%++
------------------------------------------------------------------------------------------------------------
Total Return,
   Based on Net Asset Value                      9.86%        4.01%        9.20%        0.48%       16.46%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $136,517     $134,429     $138,649     $136,248     $149,970
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.10%        1.09%        1.14%        1.12%        1.10%+
   Net investment income                         5.23         5.31         5.80         5.08         5.21+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            97%          63%          95%          85%         163%
------------------------------------------------------------------------------------------------------------
Market Value, End of Period                  $ 11.688     $ 11.750     $ 11.625     $ 11.500     $ 12.625
============================================================================================================

(1) For the period from September 24, 1992 (commencement of operations) to August 31, 1993.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


====================================   19   ====================================

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MANAGED MUNICIPALS PORTFOLIO II INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Managed Municipals Portfolio II Inc. as of August 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended August 31, 1994, were audited by other auditors whose report thereon, dated October 7, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. As to securities sold or purchased but not delivered or received we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Municipals Portfolio II Inc. as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                          /s/KPMG Peat Marwick LLP

New York, New York
October 6, 1997


====================================   20   ====================================

--------------------------------------------------------------------------------
                         QUARTERLY RESULTS OF OPERATIONS
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                                    Net Realized                   Net Increase
                                                                                   and Unrealized                  (Decrease) in
                            Investment                Net Investment               Gain (Loss) on                 Net Assets From
                              Income                       Income                    Investments                     Operations
------------------------------------------------------------------------------------------------------------------------------------

                                      Per                          Per                           Per                            Per
Quarter Ended         Total          Share         Total          Share         Total           Share          Total           Share

====================================================================================================================================


November 30,
  1995             $ 2,247,062      $ 0.20      $ 1,848,446      $ 0.17      $ 4,293,829       $ 0.38       $ 6,142,275      $ 0.55
February 29,
  1996               2,168,432        0.19        1,762,535        0.16          356,980         0.03         2,119,515        0.19
May 31,
  1996               2,248,001        0.20        1,874,744        0.16       (5,875,854)       (0.52)       (4,001,110)      (0.36)

August 31,
  1996               2,271,619        0.20        1,922,889        0.17       (1,101,944)       (0.10)          820,945        0.07
November 30,
  1996               2,227,411        0.20        1,879,304        0.17        5,753,327         0.51         7,632,631        0.68
February 28,
  1997               2,180,922        0.19        1,839,607        0.16       (3,515,568)       (0.31)       (1,675,961)      (0.15)

May 31,
  1997               2,225,788        0.20        1,860,549        0.17       (1,006,118)       (0.08)          854,431        0.09
August 31,
  1997               1,927,002        0.17        1,490,559        0.13        4,050,306         0.36         5,540,865        0.49
====================================================================================================================================



====================================   21   ====================================

--------------------------------------------------------------------------------
                                 FINANCIAL DATA
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                NYSE          Net                     Dividend
  Record       Payable        Closing        Asset      Dividend    Reinvestment
   Date         Date           Price+        Value+       Paid         Price
================================================================================
 9/26/95       9/29/95        $11.563       $12.34       $0.063        $11.61
10/24/95      10/27/95         11.750        12.51        0.063         11.83
11/20/95      11/24/95         11.625        12.60        0.063         11.85
12/26/95      12/29/95         12.000        12.72        0.063         12.19
12/26/95*     12/29/95         12.000        12.72        0.036         12.19
 1/23/96       1/26/96         12.125        12.69        0.063         12.35
 2/20/96       2/23/96         12.125        12.61        0.063         12.09
 3/26/96       3/29/96         11.625        12.50        0.059         11.60
 4/23/96       4/26/96         11.250        12.27        0.059         11.42
 5/28/96       5/31/96         11.500        12.30        0.059         11.48
 6/25/96       6/28/96         11.313        12.09        0.059         11.52
 7/23/96       7/26/96         11.375        12.07        0.059         11.52
 8/27/96*      8/30/96         11.688        12.09        0.120         11.69
 9/24/96       9/27/96         11.625        12.09        0.059         11.66
10/22/96      10/25/96         11.500        12.20        0.059         11.63
11/25/96      11/29/96         11.438        12.49        0.059         11.50
12/23/96*     12/27/96         11.375        12.11        0.285++       11.56
 1/28/97       1/31/97         11.500        11.85        0.059         11.52
 2/25/97       2/28/97         11.500        12.01        0.059         11.53
 3/24/97       3/27/97         11.375        11.68        0.059         11.32
 4/22/97       4/25/97         11.375        11.56        0.059         11.38
 5/27/97       5/30/97         11.375        11.76        0.059         11.58
 6/24/97       6/27/97         11.875        11.99        0.059         11.94
 7/22/97       7/25/97         12.000        12.34        0.059         12.06
 8/26/97       8/29/97         11.688        12.11        0.059         11.75
================================================================================

+     As of record date.

++    Includes market discount.

*     Capital gain distribution.


====================================   22   ====================================

--------------------------------------------------------------------------------
                       ADDITIONAL SHAREHOLDER INFORMATION
                                   (unaudited)
--------------------------------------------------------------------------------

      On September 12, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or disapprove for the Fund, the election of Charles F. Barber, Dwight B. Crane and William R. Hutchinson as Directors; and

      2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

      The results of the vote on Proposal 1 were as follows:

                                             % of          Votes        % of
Directors                    Votes For    Shares Voted    Against   Shares Voted
================================================================================
Charles F. Barber         10,604,067.000    98.593%     151,302.000     1.407%
Dwight B. Crane           10,627,327.000    98.810      128,042.000     1.190
William R. Hutchinson     10,631,689.000    98.850      123,680.000     1.150
================================================================================

      The results of the vote on Proposal 2 were as follows:

                   % of        Votes         % of         Votes        % of
  Votes For    Shares Voted   Against    Shares Voted   Abstained  Shares Voted
================================================================================
10,597,542.000   98.533%     49,740.000     0.463%     108,087.000    1.004%
================================================================================


====================================   23   ====================================

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
                                   (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "Street Name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in Street Name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds the net asset value per share at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, Plan participants will be issued shares of Common Stock valued at the greater of (1) the net asset value per share most recently determined or (2) 95% of the then-current market value.

      If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, and the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at net asset value per share. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the record date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date thereof, except when necessary to comply with applicable provisions of the Federal securities laws.


====================================   24   ====================================

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
                             (unaudited) (continued)
--------------------------------------------------------------------------------

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant, will be held by First Data in non-certified form in the name of each Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data, P.O. Box 1376, Boston, Massachusetts 02104 or by telephone at (800) 331-1710.

                              --------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


====================================   25   ====================================

--------------------------------------------------------------------------------
                                 TAX INFORMATION
                                   (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purpose the Fund hereby designates for the fiscal year ended August 31, 1997:

      --    long-term capital gain distributions paid of $1,682,500.

      -- 99.03% of the dividends paid from net investment income are tax-exempt.


====================================   26   ====================================

Managed Municipals
Portfolio II Inc.


DIRECTORS
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus


OFFICERS
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT ADVISER
Smith Barney Mutual Funds
 Management Inc.
388 Greenwich Street
New York, New York 10013


TRANSFER AGENT
First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104


CUSTODIAN
PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


====================================   27   ====================================

                      [This page intentionally left blank]

              THIS REPORT IS INTENDED ONLY FOR SHAREHOLDERS OF THE
                      MANAGED MUNICIPALS PORTFOLIO II INC.
               IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION
              INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF
             THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT.
                                  FD0775 10/97